Exhibit 10.16

FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, LIMITED WAIVER AND LIMITED CONSENT

This FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, LIMITED WAIVER AND LIMITED CONSENT (this “Amendment”), dated as of October 22, 2026 (the “Fourth Amendment Effective Date”), is among PEDEVCO CORP., a Texas corporation (the “Borrower”), CITIBANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”), each Guarantor party hereto and each Lender party hereto.

RECITALS

A.         The Borrower, the Lenders and the Administrative Agent are parties to an Amended and Restated Credit Agreement dated as of October 31, 2025 (as the same has been or may be amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”).

B.         The Borrower has requested, and the Administrative Agent and the Lenders have agreed, subject to the terms hereof, to certain amendments or modifications to the terms of the Credit Agreement, as more fully set forth herein.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

Section 1.             Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement. In addition, for the purposes of this Amendment, each of the following terms shall have the following meanings:

Section 2.             Amendments to Credit Agreement.

(a)         Each of the following definitions is hereby added to Section 1.02 of the Credit Agreement, in proper alphabetical order, to read in its entirety as follows:

“Fourth Amendment Effective Date” means October 22, 2026.

(b)          Section 2.07(b) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

(b)          Scheduled and Interim Redeterminations. The Borrowing Base shall be redetermined on a semi-annual basis in accordance with this Section 2.07 (each such redetermination, a “Scheduled Redetermination”). Subject to Section 2.07(d), such redetermined Borrowing Base shall become effective and applicable to the Borrower, the Administrative Agent, the Issuing Bank and the Lenders each February 1st and August 1st of each year, as applicable. In addition, (i) the Borrower may, by notifying the Administrative Agent thereof one time between any two successive Scheduled Redeterminations, and (ii) the Administrative Agent may, at the direction of the Required Lenders, by notifying the Borrower thereof one time between any two successive Scheduled Redeterminations, each elect to cause the Borrowing Base to be redetermined (an “Interim Redetermination”) in accordance with this Section 2.07.

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(c)          Section 2.07(d)(i) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

(i)          in the case of a Scheduled Redetermination, (A) if the Administrative Agent shall have received the Engineering Reports required to be delivered by the Borrower pursuant to Section 8.12(a) and (c) in a timely and complete manner, then on or about February 1st or August 1st of each year, as applicable (or such later time as (x) the Borrower may agree upon request of the Administrative Agent or (y) the Majority Lenders may agree upon the request of the Borrower), following such notice, or (B) if the Administrative Agent shall not have received the Engineering Reports required to be delivered by the Borrower pursuant to Section 8.12(a) and (c) in a timely and complete manner, then on the Business Day next succeeding delivery of such New Borrowing Base Notice; and

(d)          Section 8.12(a) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

(a)          On or about January 20th and July 15th of each year, the Borrower shall furnish to the Administrative Agent and the Lenders a Reserve Report evaluating the Oil and Gas Properties of the Borrower and the other Loan Parties as of the immediately preceding January 1st and July 1st, as applicable. The Reserve Report as of January 1st and delivered on or about January 20th of each year (the “January 1 Reserve Report”) shall be prepared by one or more Approved Petroleum Engineers, and each other Reserve Report of each year may be prepared by one or more Approved Petroleum Engineers or internally under the supervision of the chief engineer of the Borrower who shall certify such Reserve Report to be true and accurate in all material respects and, except as otherwise specified therein, to have been prepared in accordance with the procedures used in the immediately preceding January 1 Reserve Report.

Section 3.             Limited Waiver.

(a)         Background. Section 2.07(b) of the Credit Agreement prior to the effectiveness of this Amendment requires that the Borrowing Base be redetermined on or about July 1, 2026.

(b)         Limited Waiver. The Borrower hereby requests that the Scheduled Redetermination that was to occur on or about July 1, 2026 prior to the effectiveness of this Amendment (the “July 2026 Redetermination”) and all obligations to comply with the requirements of Section 2.07 of the Credit Agreement in connection with the July 2026 Redetermination be waived (the “Limited Waiver”).

(c)          Agreement. Subject to the terms and conditions of this Amendment, the Administrative Agent and the Lenders party hereto hereby agree to the Limited Waiver.

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(d)          No Other Consent or Waiver. Except as otherwise expressly stated in this Amendment, nothing contained in this Amendment shall be construed as a consent to or waiver of any breach or failure to comply with the Credit Agreement or any Default or Event of Default, which may now exist or hereafter occur or any violation of any term, covenant or provision of the Credit Agreement or any other Loan Document. All rights and remedies of the Administrative Agent and the Lenders are hereby expressly reserved with respect to any such breach, Default or Event of Default. Nothing contained in this Amendment shall affect or diminish the right of the Administrative Agent or the Lenders to require strict performance by each Loan Party of each provision of any Loan Document to which such Person is a party, except as expressly provided in this Amendment. All terms and provisions of the Loan Documents and all rights and remedies of the Administrative Agent and the Lenders under the Loan Documents shall continue in full force and effect and are hereby confirmed and ratified in all respects. The Limited Waiver granted in this Section 3 shall be effective only in this specific instance and for the specific purpose for which it is given, and this Limited Waiver shall not entitle the Borrower to any other or further waiver or consent in any similar or other circumstances.

Section 4.             Limited Consent.

(a)         Background. The Borrower has informed the Administrative Agent that pursuant to that certain Membership Interest Purchase Agreement, dated as of July 1, 2026, by and among Navigation Powder River, LLC, a Delaware limited liability company (the “Seller”), Pine Haven Resources, LLC, a Delaware limited liability company (the “Company”), and Pine Haven Resources Holdings, LLC, a Texas limited liability company (the “Buyer”), the Seller sold 100% of the issued and outstanding membership interests of the Company to the Buyer (the “Subject Sale”). As subsidiaries of the Company, each of PHR Intermediate, LLC, a Delaware limited liability company (“PHR Intermediate”) and PHR Investment Holdings, LLC, a Delaware limited liability company (“PHR Investment Holdings” and together with PHR Intermediate and Company, collectively the “Released Parties”) are part of the Subject Sale. None of the Released Parties owned Borrowing Base Properties at the time of the Subject Sale, and therefore no Borrowing Base Properties were sold or otherwise disposed of in connection with the Subject Sale.

(b)          Limited Consent. The Borrower hereby requests that the Lenders retroactively consent to the Subject Sale, such retroactive consent to be effective as of July 1, 2026 (the “Limited Consent Effective Date”), and the Lenders party hereto are willing to consent to the Subject Sale as of the Limited Consent Effective Date subject to the terms and conditions hereof.

(c)        Agreement. Subject to the terms and conditions of this Amendment, the Administrative Agent and Lenders party hereto hereby consent (the “Limited Consent”) to the Subject Sale as of the Limited Consent Effective Date and the release set forth in clause (d) below.

(d)         Release. Subject to the terms and conditions of this Amendment, the Administrative Agent hereby (i) releases and forever discharges the Released Parties from any and all obligations set forth in the Guaranty Agreement and the other Loan Documents, to which such Released Party is a party, in each case as of the Limited Consent Effective Date, (ii) in conjunction with the foregoing agrees to provide to the Borrower (or its designee) any releases and UCC terminations with respect to the Released Parties (and their respective Properties) reasonably requested by the Borrower for filing by the Borrower (or its designee) at the Borrower’s expense and subject to Section 11.10 of the Credit Agreement and (iii) authorizes the Released Parties to deliver a copy of this Amendment or any termination or release contemplated hereby to the Buyer, any of the Released Party’s depositary banks, any of the Released Party’s insurance providers or any other party necessary in order to evidence the release of liens and termination of obligations of the Released Parties.

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(e)          No Other Consent or Waiver. Except as otherwise expressly stated in this Amendment, nothing contained in this Amendment shall be construed as a consent to or waiver of any breach or failure to comply with the Credit Agreement or any Default or Event of Default, which may now exist or hereafter occur or any violation of any term, covenant or provision of the Credit Agreement or any other Loan Document. All rights and remedies of the Administrative Agent and the Lenders are hereby expressly reserved with respect to any such breach, Default or Event of Default. Nothing contained in this Amendment shall affect or diminish the right of the Administrative Agent or the Lenders to require strict performance by each Loan Party of each provision of any Loan Document to which such Person is a party, except as expressly provided in this Amendment. All terms and provisions of the Loan Documents and all rights and remedies of the Administrative Agent and the Lenders under the Loan Documents shall continue in full force and effect and are hereby confirmed and ratified in all respects. The Limited Consent granted in this Section 4 shall be effective only in this specific instance and for the specific purpose for which it is given, and this Limited Consent shall not entitle the Borrower to any other or further waiver or consent in any similar or other circumstances.

Section 5.             Effectiveness. Upon the satisfaction of the following conditions precedent, this Amendment shall become effective as of the Fourth Amendment Effective Date:

(a)          the Administrative Agent shall have received counterparts to this Amendment duly executed by a duly authorized officer of the Borrower, each Guarantor and the Lenders constituting the Required Lenders;

(b)         The Administrative Agent shall have received certificates of the appropriate state agencies, as requested by the Administrative Agent, with respect to the existence, qualification and good standing of each Loan Party in each jurisdiction where any such Loan Party is organized or owns Borrowing Base Properties;

(c)           The Administrative Agent shall have received appropriate UCC search certificates reflecting no prior Liens encumbering the Properties of the Borrower and the other Loan Parties, other than those being released on or prior to the Fourth Amendment Effective Date or Liens permitted by Section 9.03;

(d)          the Administrative Agent shall have received reimbursement for all of its costs and expenses incurred by it prior to or in connection with this Amendment and any other documents prepared in connection herewith, including, without limitation, the fees, charges and disbursements of counsel to the Administrative Agent; and

(e)         Administrative Agent shall have received such other certificates, documents, or instruments as the Administrative Agent may reasonably require.

Section 6.             Borrowing Base and Elected Commitments.

(a)        The parties hereto agree that (i) this Amendment shall serve as (A) the Proposed Borrowing Base Notice pursuant to the requirements of Section 2.07(c)(ii) of the Credit Agreement and (B) the New Borrowing Base Notice pursuant to the requirements of Section 2.07(d) of the Credit Agreement, and (ii) the reaffirmation set forth herein constitutes the Scheduled Redetermination to occur on or about October 1, 2026 pursuant to Section 2.07(b) of the Credit Agreement prior to the effectiveness of this Amendment.

(b)       Effective as of the Fourth Amendment Effective Date, the Borrowing Base is hereby reaffirmed at $125,000,000. The Borrowing Base as reaffirmed hereby will remain in effect until the next Scheduled Redetermination Date, the next Interim Redetermination Date or the date next adjusted in accordance with the Credit Agreement.

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(c)         Effective as of the Fourth Amendment Effective Date, the Aggregate Elected Commitment Amount is $125,000,000. The Aggregate Elected Commitment Amount will remain in effect until next adjusted in accordance with the Credit Agreement.

Section 7.             Representations and Warranties. Before and after giving effect to this Amendment, the Borrower hereby confirms that (a) the representations and warranties of each Loan Party contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (except to the extent such representations and warranties are qualified by materiality, in which case they shall be true and correct in all respects) on and as of the Fourth Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (except to the extent such representations and warranties are qualified by materiality, in which case they shall be true and correct in all respects) as of such earlier date, and (b) no Default or Event of Default shall have occurred and be continuing. The execution, delivery, and performance by each Loan Party of this Amendment and compliance with the terms and provisions hereof have been duly authorized by all requisite action on the part of such Person and do not violate any contractual or other obligation by which such Person is bound.

Section 8.            Acknowledgment and Ratification. As a material inducement to Administrative Agent and the Lenders to execute and deliver this Amendment, each Loan Party acknowledges and agrees that (a) the execution, delivery, and performance of this Amendment shall, except as expressly provided herein, in no way release, diminish, impair, reduce, or otherwise affect the obligations of such Person under the Loan Documents to which such Person is a party, (b) each Loan Document to which such Person is a party shall remain in full force and effect and shall each continue to be the legal, valid and binding obligation of such Person enforceable against such Person in accordance with its terms, and (c) it has no claims or offsets against, or defenses or counterclaims to, any of the Loan Documents.

Section 9.            Effect of Amendment. Without limiting the generality of the foregoing, the consent, waiver and modifications set forth herein shall be limited precisely as set forth above, and nothing in this Amendment shall be deemed (i) to constitute a waiver of compliance or consent to noncompliance by any of the Loan Parties to, or an amendment of, any other term, provision, condition or covenant of the Credit Agreement or other Loan Documents, other than as specifically set forth herein; or (ii) to prejudice any right or remedy that the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as affected hereby. This Amendment shall constitute a Loan Document for all purposes.

Section 10.           Confirmation of Security and Guaranty. Each Loan Party hereby confirms and agrees that all of the Security Instruments that presently secure the Secured Obligations shall continue to secure, in the same manner and to the same extent provided therein, the payment and performance of the Secured Obligations as described in the Credit Agreement as modified by this Amendment, including, without limitation, the Limited Consent and release provided for in Section 4 of this Amendment. Each Loan Party further confirms and agrees that the Guaranty Agreement that presently guarantees the Secured Obligations shall continue to guarantee, in the same manner and to the same extent provided therein, the payment and performance of the Secured Obligations as described in the Credit Agreement as modified by this Amendment, including, without limitation, the Limited Consent and release provided for in Section 4 of this Amendment.

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Section 11.        Incorporation of Certain Provisions by Reference. The provisions of Section 12.09 of the Credit Agreement captioned “GOVERNING LAW; JURISDICTION; ETC.” and of Section 12.10 of the Credit Agreement captioned “Waiver of Jury Trial” are incorporated herein by reference, mutatis mutandis, for all purposes.

Section 12.           Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

Section 13.         Entirety. This Amendment and all of the other Loan Documents embody the entire agreement between the parties. THIS AMENDMENT AND ALL OF THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

BORROWER:

PEDEVCO CORP.

By:
Name:	Reagan Tuck Dukes
Title:	Interim President, Interim Chief Executive Officer and Chief Operating Officer

GUARANTORS:

PACIFIC ENERGY DEVELOPMENT CORP.

PRH HOLDINGS LLC

RED HAWK PETROLEUM, LLC

RIDGEWAY ARIZONA OIL CORP.

SRPT ACQUISITION, LLC

CENTURY OIL AND GAS SUB-HOLDINGS, LLC

NAVIGATION POWDER RIVER, LLC

NPR INTERMEDIATE, LLC

NPR INVESTMENT HOLDINGS, LLC

CENTURY OIL AND GAS, LLC

CENTURY OIL AND GAS SOUTH, LLC

COG INTERMEDIATE, LLC

COG INVESTMENT HOLDINGS, LLC

NORTH PEAK OIL & GAS, LLC

NORTH SILO RESOURCES, LLC

LONGS PEAK RESOURCES, LLC

MOUNTAIN CRYPTO, LLC

LPR INTERMEDIATE, LLC

LPR INVESTMENT HOLDINGS, LLC

LPR INVESTMENTS NORTH, LLC

LPR INVESTMENTS SOUTH, LLC

By:
Name:	Reagan Tuck Dukes
Title:	Interim President, Interim Chief Executive Officer and Chief Operating Officer of each of the above-listed entities

FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, LIMITED WAIVER AND LIMITED CONSENT – Signature Page

ADMINISTRATIVE AGENT:

CITIBANK, N.A.,
as Administrative Agent

By:
Name:	Paul Colon
Title:	Authorized Signatory

LENDERS:

CITIBANK, N.A.,
as a Lender and Issuing Bank

By:
Name:	Paul Colon
Title:	Authorized Signatory

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LENDERS:

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as a Lender

By:
Name:	Thomas Kleiderer
Title:	Managing Director

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LENDERS:

ZIONS BANCORPORATION, N.A. DBA AMEGY BANK,
as a Lender

By:
Name:	Cameron Burns
Title:	Vice President

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LENDERS:

MIDFIRST BANK,
as a Lender

By:
Name:	Morgan Henry
Title:	Senior Vice President

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LENDERS:

FIRST INTERNATIONAL BANK & TRUST,
as a Lender

By:
Name:	Drew Flaagan
Title:	Vice President

FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, LIMITED WAIVER AND LIMITED CONSENT – Signature Page